Exhibit 10(b)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Amendment No. 20 to the BlackRock Fundamental Growth Principal Protected Fund of BlackRock Principal Protected Trust’s Registration Statement on Form N-1A, of our report dated March 30, 2006 relating to the financial statements of Main Place Funding, LLC, which appears in Main Place Funding, LLC’s Annual Report on Form 10-K for the year ended December 31, 2005.

/s/ PricewaterhouseCoopers LLP

Charlotte, North Carolina
December 28, 2006